UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

July 10, 2020 (July 8, 2020)

Rite Aid Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-5742	23-1614034
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

30 Hunter Lane, Camp Hill, Pennsylvania 17011

(Address of principal executive offices, including zip code)

(717) 761-2633

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	RAD	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 5.07.  Submission of Matters to a Vote of Security Holders.

Rite Aid Corporation (“Rite Aid”) held its 2020 Annual Meeting of Stockholders on July 8, 2020. The following is a summary of the matters voted on at that meeting.

(a)	The stockholders elected Rite Aid’s nominees to the Board of Directors. The persons elected to Rite Aid’s Board of Directors and the number of shares cast for, the number against, the number abstaining and broker non-votes, with respect to each of these persons, were as follows:

Name	For	Against	Abstain	Broker Non-Votes
Bruce G. Bodaken	18,575,122	4,247,820	261,446	23,084,263
Elizabeth (“Busy”) Burr	21,072,356	1,618,127	393,905	23,084,263
Heyward Donigan	21,659,046	1,149,504	275,838	23,084,263
Robert E. Knowling, Jr.	20,341,740	2,224,348	518,300	23,084,263
Kevin E. Lofton	18,791,347	3,902,895	390,146	23,084,263
Louis P. Miramontes	20,570,063	2,008,928	505,397	23,084,263
Arun Nayar	19,850,819	2,660,097	573,472	23,084,263
Katherine B. Quinn	20,800,305	1,790,638	493,445	23,084,263

(b)	The stockholders ratified the appointment of Deloitte & Touche LLP as Rite Aid’s independent registered public accounting firm. The number of shares cast in favor of the ratification of Deloitte & Touche LLP, the number against, the number abstaining and broker non-votes were as follows:

For	Against	Abstain	Broker Non-Votes
41,325,765	4,171,817	671,069	0

(c)	The stockholders approved, on an advisory basis, the compensation of Rite Aid’s Named Executive Officers as set forth in Rite Aid’s proxy statement for the 2020 Annual Meeting of Stockholders. The number of shares cast in favor of the compensation of Rite Aid’s Named Executive Officers, the number against, the number abstaining and broker non-votes were as follows:

For	Against	Abstain	Broker Non-Votes
11,584,163	10,976,881	523,344	23,084,263

(d)	The stockholders approved the Rite Aid Corporation 2020 Omnibus Equity Incentive Plan (the “2020 Plan”) as set forth in Rite Aid’s proxy statement for the 2020 Annual Meeting of Stockholders. The number of shares cast in favor of the adoption of the 2020 Plan, the number against, the number abstaining and broker non-votes were as follows:

For	Against	Abstain	Broker Non-Votes
18,095,618	4,403,867	584,903	23,084,263

(e)	The stockholders did not approve a stockholder proposal seeking an amendment to Rite Aid’s corporate documents and Corporate Governance Guidelines relating to non-employee director compensation introduced from the floor by Mr. Steven Krol. The number of shares cast in favor of the stockholder proposal, the number against, the number abstaining and broker non-votes were as follows:

For	Against	Abstain	Broker Non-Votes
66,845	23,017,543	0	23,084,263

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RITE AID CORPORATION

Date: July 10, 2020	By:	/s/ Matthew Schroeder
	Name:	Matthew Schroeder
	Title:	Chief Financial Officer